                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 3, 2003
                        --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Everlast Worldwide Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Delaware                         0-25918                13-3672716
------------------                 -------------        -------------------
 (State or Other                    (Commission            (IRS Employer
 Jurisdiction of                   File Number)         Identification No.)
  Incorporation)

               1350 Broadway, Suite 2300, New York, New York 10018
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                     (Address of Principal Executive Office)

                                 (212) 239-0990
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                         (Registrant's telephone number,
                              including area code)

                        --------------------------------
                   (Former Name, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            99.1   Press release of Everlast  Worldwide  Inc.  dated November 3,
                   2003  announcing  the  relocation  and  consolidation  of its
                   Bronx,  New York  manufacturing  facility  into its  Moberly,
                   Missouri facility.

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         EVERLAST WORLDWIDE INC.

November 4, 2003                         By: /s/ Matt Mark
                                             -----------------------------------
                                             Name:  Matt Mark
                                             Title: Chief Financial Officer

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